                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Filed by Registrant [X]
Filed by Party other than Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the
    Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-12


                             J.D. EDWARDS & COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check Appropriate Box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

                              [J. D. Edwards LOGO]

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                            TUESDAY, MARCH 26, 2002
                                   10:00 A.M.

Dear J.D. Edwards Stockholder:

     On Tuesday, March 26, 2002, J.D. Edwards & Company will hold its 2002 Annual Meeting of Stockholders at its World Headquarters at One Technology Way, Denver, Colorado 80237. The meeting will begin at 10:00 a.m., local time.

     Only stockholders of record who owned shares of J.D. Edwards common stock at the close of business on February 1, 2002 may vote at this meeting or any adjournments that may take place. The purposes of the meeting are to:

          1. Elect two Class II directors for a term of three years;

          2. Ratify the appointment of PricewaterhouseCoopers LLP as J.D. Edwards' independent accountants for the 2002 fiscal year; and

          3. Transact other business as may properly come before the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS DISCUSSED IN THIS PROXY STATEMENT.

     At the meeting, we will also report on J.D. Edwards' fiscal 2001 business results and other matters of interest to stockholders.

     Your vote is important to us. Whether you plan to attend the meeting or not, please complete, date, sign, and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

     We look forward to seeing you at the meeting.

                                            By Order of the Board of Directors

                                           /s/ RICHARD G. SNOW, JR.
                                                   Richard G. Snow, Jr.
                                            Vice President, General Counsel and
                                                         Secretary
                                                     February 19, 2002

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Questions and Answers.......................................    1
Proposals...................................................    3
Audit Fees..................................................    3
Information About Nominees and Other Directors..............    5
Board and Committee Meetings................................    7
Directors' Compensation.....................................    8
Audit Committee Report......................................    8
Beneficial Owners' and Management's Ownership of J.D.
  Edwards Stock.............................................   10
Executive Compensation Report...............................   12
Compensation Committee Interlocks and Insider
  Participation.............................................   13
Compensation of Executive Officers..........................   14
Certain Relationships and Related Transactions..............   18
Section 16(a) Beneficial Ownership Compliance...............   18
Stock Performance Graph.....................................   19
Other Matters...............................................   19
Exhibit A...................................................  A-1

                                       (i)

                             QUESTIONS AND ANSWERS

Q.   WHAT MAY I VOTE ON?

A.   You may vote on the following two matters:
     - the election of the Class II nominees to serve on our Board of Directors
     - the approval of the appointment of the independent accountants for fiscal 2002

     See "Proposals", beginning on page 3, and "Information About Nominees and Other Directors", beginning on page 5, for more details.

Q.   HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A. The Board recommends a vote for each of the Class II nominees and for the appointment of PricewaterhouseCoopers LLP as J.D. Edwards' independent accountants for fiscal 2002.

Q.   WHO IS ENTITLED TO VOTE?

A. Holders of common stock of record as of the close of business on February 1, 2002, the Record Date, are entitled to vote at the Annual Meeting. As of the Record Date, 119,221,072 shares of J.D. Edwards common stock were outstanding.

Q.   HOW MANY VOTES DO I HAVE?

A. You are entitled to one vote for each share of J.D. Edwards common stock that you own as of the Record Date. The proxy card or cards indicate the number of shares of common stock that you own as of the Record Date.

Q.   HOW DO I VOTE?

A. Complete, sign, and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted "FOR" the two proposals.

Q.   WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?

A. The shares on your proxy card or cards represent all of your shares of J.D. Edwards common stock that you owned on the Record Date. If you are an employee of J.D. Edwards, this also includes those shares in your J.D. Edwards Employee Stock Purchase Plan account and shares held in custody for your account by Fidelity Investment, as trustee for the J.D. Edwards & Company Retirement Savings Plan.

Q.   HOW DO I REVOKE MY PROXY?

A. You have the right to revoke your proxy at any time before the meeting by doing one of the following:
     - Delivering a later dated proxy card to J.D. Edwards' Secretary
     - notifying J.D. Edwards' Secretary in writing before the meeting
     - voting in person at the meeting

     Any written notice or subsequent proxy should be delivered to J.D. Edwards & Company, One Technology Way, Denver, Colorado 80237, Attention:
     Secretary, or hand delivered to the Secretary of the Company before the vote is taken at the meeting.

Q.   WHO WILL COUNT THE VOTE?

A. Representatives of ComputerShare Trust Co., Inc., our transfer agent, will count the votes and act as the inspector of election.

Q.   IS MY VOTE CONFIDENTIAL?

A. Proxy cards, ballots, and voting tabulations that identify individual stockholders are mailed or returned directly to ComputerShare Trust Co. and handled in a manner that protects your voting privacy. The transfer agent will not disclose your vote to management unless it is necessary to meet legal requirements.

     The transfer agent will, however, forward to management any written comments you make on the proxy card or elsewhere without disclosing your name unless it is necessary to meet legal requirements.

Q.   WHAT IS A QUORUM?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting are present at the meeting or represented by proxy.

Q.   WHAT IS THE REQUIRED VOTE TO TAKE ACTION ON THE TWO PROPOSALS?

A. The two Class II Board nominees receiving the highest number of votes cast will be elected. The affirmative vote of a majority of votes cast is required to ratify the appointment of the independent accountants.

Q.   HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?

A. Abstaining votes and broker non-votes are counted as present for determining whether a quorum exists. Abstaining votes are deemed to be votes cast and are included in the tabulation of the voting results. Broker non-votes are not deemed to be votes cast and as a result, broker non-votes are not included in the tabulation of the voting results on the election of directors or the appointment of the independent accountants and do not count as votes against such matters. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner as to how to vote on that item.

Q.   HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A. Although we do not know of any business to be considered at the 2002 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your signed proxy card gives authority to Richard G. Snow, Jr., Vice President, General Counsel, and Secretary and Richard E. Allen, Executive Vice President, Finance and Administration, Chief Financial Officer and Assistant Secretary, to vote on these matters at their discretion.

Q.   WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING DUE?

A. All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted, in writing, to J.D. Edwards & Company, One Technology Way, Denver, Colorado 80237, Attention: Secretary by October 18, 2002. Stockholder proposals must comply with Rule 14a-8 of the Securities Exchange Act of 1934. Properly submitted stockholder nominees to the Board of Directors will be considered by our Governance and Nominating Committee.

     Additionally, J.D. Edwards' advance notice bylaw provisions require that any stockholder proposal to be presented from the floor of the 2003 Annual Meeting must be submitted in writing to J.D. Edwards' Secretary, at the above address, not less than 60 days prior to the meeting. The advance notice must be accompanied by a brief description of the business to be brought before the meeting; the name and address of the stockholder; the class and number of shares held; and any material interest the stockholder has in the business. Proposals may be presented after our Board of Directors has determined that it is a proper matter for consideration under our bylaws. In addition to these procedures, a stockholder's notice with regard to nominations for the election of directors must contain specific information concerning the nominees.

Q.   WHO PAYS FOR THE PROXY SOLICITATION COSTS?

A. J.D. Edwards will pay all the costs of soliciting proxies. In addition to mailing proxy solicitation material, J.D. Edwards' directors and employees may also solicit proxies in person, by telephone, or by other electronic means of communication. J.D. Edwards will ask banks, brokers, other institutions, nominees, and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. J.D. Edwards will reimburse them for expenses.

                                   PROPOSALS

1. ELECTION OF DIRECTORS

     There are two Class II nominees up for reelection this year. Detailed information on each nominee is provided on page 5 of this proxy statement. One of the three Classes of directors is elected each year, and directors serve for three-year terms.

     Two Class II directors are to be elected at this meeting for a three-year period ending in 2005. The Board of Directors has nominated Richard E. Allen and Robert C. Newman for reelection. If either of the nominees is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for a nominee designated by the present Board to fill the vacancy. We are not aware that any nominee will be unable or will decline to serve as a director.

     Class II director Harry T. Lewis has indicated to the Board of Directors that he will not stand for reelection following the expiration of his current term at the 2002 Annual Meeting. The Board of Directors is presently examining potential candidates to fill this vacancy; however, no nomination has been made as of the date of this proxy statement. Your proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE TWO NOMINEES.

2. APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS

     The Audit Committee has recommended, and the Board has approved, the appointment of PricewaterhouseCoopers LLP as our independent accountants for fiscal 2002. PricewaterhouseCoopers LLP has unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting to answer appropriate questions. They may also make a statement.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL 2002.

AUDIT FEES

     The aggregate fees billed by Pricewaterhouse Coopers LLP for professional services related to the audit of our annual financial statements for fiscal 2001 included in our Annual Report on Form 10-K and for the review of the financial statements for fiscal 2001 included in our Quarterly Reports on Form 10-Q were $825,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed by PricewaterhouseCoopers LLP for professional services related to information technology services design and implementation for fiscal 2001.

ALL OTHER FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for all other professional services provided to us for fiscal 2001, excluding those described above under "Audit Fees", were $995,000. The other services consisted of tax compliance and planning, international statutory audits and employee benefit plan audits, merger and acquisition services, and other consultation services. In the course of its meetings, the Audit Committee has considered whether these other services are compatible with maintaining PricewaterhouseCoopers LLP's independence.

     These fees are comprised primarily of the following (in thousands):

-----------------------------------------------------------------------
-----------------------------------------------------------------------
 Tax compliance and planning                                   $530
-----------------------------------------------------------------------
 International statutory audits and employee benefit plan
  audits                                                        217
-----------------------------------------------------------------------
 Merger and acquisition services                                113
-----------------------------------------------------------------------
 Other consultation services                                    135
-----------------------------------------------------------------------
 TOTAL ALL OTHER FEES                                          $995
-----------------------------------------------------------------------
-----------------------------------------------------------------------

                 INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

     The Board of Directors currently consists of nine members, divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three Class III directors whose terms expire in 2003, three Class I directors whose terms expire in 2004, and three Class II directors whose terms expire at this Annual Meeting (one of whom is not standing for reelection at this Annual Meeting). Each director serves in office until his respective successor is duly elected and qualified or until his earlier death or resignation. Any additional directors added to the Board will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. In January 2002, the Board elected Robert M. Dutkowsky as a Class I director.

NOMINEES FOR CLASS II DIRECTORS

RICHARD E. ALLEN                            Director since September 1991
Age 44

     Richard E. Allen has been the Executive Vice President, Finance and Administration since May 2000 and the Chief Financial Officer and Assistant Secretary since January 1990. Mr. Allen served as Senior Vice President, Finance and Administration from November 1997 through April 2000, as Vice President, Finance and Administration from January 1990 through October 1997, and as Treasurer from January 1990 to April 2000. Mr. Allen served as Controller of J.D. Edwards from August 1985 to September 1994 and as Secretary from March 1986 to January 1990. Mr. Allen holds a B.S. in business administration from Colorado State University.

ROBERT C. NEWMAN                            Director since August 1978
Age 58

     Robert C. Newman is one of the co-founders of the Company. He is currently a professor at the University of Denver and manages private investments through his firm, Greenwood Gulch Ventures LLC. From August 1978 until June 1997, he served in a number of management roles with J.D. Edwards, including Vice President of Complementary Technologies and Managing Director of J.D. Edwards & Company, Ltd. (U.K.). Dr. Newman holds a B.S. in industrial engineering from the University of California, Berkeley, an M.B.A. from the University of California, Los Angeles, and a Ph.D. in management from Golden Gate University.

INCUMBENT CLASS III DIRECTORS

MICHAEL J. MAPLES                           Director since January 1997
Age 59

     Michael J. Maples is currently retired and is operating a ranch. From April 1988 to July 1995, Mr. Maples held various management positions at Microsoft Corporation, most recently as Executive Vice President of the Worldwide Products Group. Prior to that, he served as a Director of Software Strategy for IBM. Mr. Maples holds a B.S. in electrical engineering from Oklahoma University and an M.B.A. from Oklahoma City University. He serves as a director of Lexmark International, Inc., NetIQ Corporation and Concero, Inc.

C. EDWARD MCVANEY                           Director since March 1977
Age 61

     C. Edward McVaney resigned as President and Chief Executive Officer of J.D. Edwards on January 2, 2002, after having resumed those positions in April 2000. He will resign as Chairman of the Board of Directors of J.D. Edwards, which he co-founded, at this Annual Meeting. Mr. McVaney held the positions of President and Chief Executive Officer from the Company's inception in March 1977 to October 1998, except that Mr. McVaney did not act as President of the Company from September 1987 through September 1991. Mr. McVaney holds a B.S. in mechanical engineering from the University of Nebraska and an M.B.A. from Rutgers University.

TRYGVE E. MYHREN                            Director since January 1997
Age 65

     Trygve E. Myhren is currently President of Myhren Media, Inc., which invests in media, telecommunications, Internet, and consumer products companies. From November 1990 to March 1996, he served as President of The Providence Journal Company, a company that owned and managed newspapers, broadcast television stations, cable television systems, programming networks, and interactive and multimedia ventures. During this same time, he was also Chief Executive Officer of King Holdings, an owner and manager of broadcast and cable television properties. From 1981 to 1988, Mr. Myhren served as Chairman and Chief Executive Officer of American Television and Communications Corporation, a publicly traded subsidiary of Time, Inc. During 1986 and 1987, Mr. Myhren also served as Chairman of the National Cable Television Association. Mr. Myhren has a B.A. in political science and philosophy from Dartmouth College and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. He serves on the boards of Advanced Marketing Services, Inc. and Dreyfus Founders Funds.

INCUMBENT CLASS I DIRECTORS

GERALD HARRISON                             Director since January 1997
Age 69

     Gerald Harrison has been engaged in private research and writing since 1984. From 1982 to 1984, he was President and Chief Executive Officer of Stearns-Roger World Corporation, an engineering and construction firm, and for 14 years prior to that, he served in various other positions. Mr. Harrison holds an L.L.B. from the University of Colorado School of Law.

DELWIN D. HOCK                              Director since March 1997
Age 67

     Delwin D. Hock has been self-employed as a business consultant and private investor since July 1997. He retired from his positions as Chief Executive Officer of Public Service Company of Colorado, a utility services company, in January 1996 and as Chairman of the Board of Directors in July 1997. From September 1962 to January 1996, Mr. Hock held various management positions with the Public Service Company, including President and Chief Operating Officer, President and Chief Executive Officer, and Chairman, President and Chief Executive Officer. Mr. Hock received his B.S. in accounting from the University of Colorado. He serves as a director of American Century Investors and Hathaway Corporation.

ROBERT M. DUTKOWSKY                         Director since January 2002
Age 47

     Robert M. Dutkowsky has been President and Chief Executive Officer of the Company since January 2002. Mr. Dutkowsky joined J.D. Edwards from Teradyne, Inc., where he was President of its Assembly Test Division. Previously he had been Chairman, President, and Chief Executive Officer of GenRad, Inc., which was acquired by Teradyne in October 2001. Prior to joining GenRad in 2000, Mr. Dutkowsky was with EMC, where he served as Executive Vice President responsible for global sales, marketing, alliances, and customer service. He served as President of Data General in 1999, when it was acquired by EMC. Previously, Mr. Dutkowsky held management positions at IBM during his 20-year employment with the company. Mr. Dutkowsky holds a Bachelor of Science degree in Industrial and Labor Relations from Cornell University. He serves as a director of Network Associates.

                          BOARD AND COMMITTEE MEETINGS

     The Board of Directors met, either in person or by telephone, 30 times during fiscal 2001. Overall attendance at the Board and committee meetings was 96%. Attendance was at least 83% for each director.

     The Board of Directors has an Audit, Compensation, Finance, and Governance and Nominating Committee.

     The Audit Committee reviews and reports to the Board on the quality and performance of both the internal and external accountants and auditors, the reliability of financial information, and the adequacy of financial controls and policies. The committee also initiates and approves changes in any of these areas when necessary. The Audit Committee Report for fiscal 2001 begins on page 8 of this proxy statement, and a copy of the Amended and Restated Audit Committee Charter is included as an exhibit to this proxy statement.

     The Compensation Committee reviews and reports to the Board on compensation and personnel policies and plans, including management development and succession plans, employee compensation and benefits, and administration of stock plans.

     The Finance Committee reviews and reports to the Board on J.D. Edwards' capital structure, capital expenditures, financing arrangements, risk management, and long range financial planning.

     The Governance and Nominating Committee acts on behalf of the Board in between Board meetings and periodically considers potential candidates to be nominated to the Board. The committee then reports any actions taken at the next regular Board meeting. Actions of the committee are generally limited to handling legal formalities and technicalities concerning administrative operations.

     The following table sets forth the members of each committee and the number of meetings held in fiscal 2001:

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                                      GOVERNANCE AND
                   NAME                       AUDIT      COMPENSATION     FINANCE       NOMINATING
-----------------------------------------------------------------------------------------------------
 Richard E. Allen                                                            X              X
-----------------------------------------------------------------------------------------------------
 Robert M. Dutkowsky                                                                        X
-----------------------------------------------------------------------------------------------------
 Gerald Harrison                                    X                                       X
-----------------------------------------------------------------------------------------------------
 Delwin D. Hock                                     X                                       X
-----------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.*                               X                        X
-----------------------------------------------------------------------------------------------------
 Michael J. Maples                                             X
-----------------------------------------------------------------------------------------------------
 C. Edward McVaney                                                                          X
-----------------------------------------------------------------------------------------------------
 Trygve E. Myhren                                              X             X
-----------------------------------------------------------------------------------------------------
 Robert C. Newman                                                            X              X
-----------------------------------------------------------------------------------------------------
 NUMBER OF MEETINGS IN FISCAL YEAR 2001             6          7             4              2
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

---------------

* Mr. Lewis is not standing for reelection at this Annual Meeting.

                            DIRECTORS' COMPENSATION

     J.D. Edwards compensates each of its directors who are not employees of J.D. Edwards or its subsidiaries as follows:

        - $15,000 per year as an annual retainer

        - $1,500 for each Board meeting attended

        - $500 for each Board conference call attended

        - $1,500 for each committee meeting attended (directors do not receive a fee for a committee meeting attended that is held in conjunction with a Board meeting)

     Additionally, non-employee directors may elect to receive stock options, instead of the cash amounts described above, to purchase shares of J.D. Edwards common stock having a fair market value equal to the cash compensation they otherwise would have received. Only one non-employee director in fiscal 2001 elected to receive stock options in lieu of cash compensation. Non-employee directors are also reimbursed for expenses incurred in attending meetings. J.D. Edwards does not compensate directors who are employees of J.D. Edwards or its subsidiaries.

     J.D. Edwards also grants non-employee directors non-qualified stock options to purchase 35,000 shares of J.D. Edwards common stock at the Annual Meeting at which the director is first elected to the Board and non-qualified stock options to purchase 7,000 shares of J.D. Edwards common stock each successive year they remain a director. These shares vest 25% on the first anniversary date of the grant and 1/48th each month thereafter. The exercise price for all options granted to non-employee directors is equal to the market price of the common stock on the date of grant. Non-employee directors are also eligible to receive discretionary grants under the J.D. Edwards 1997 Equity Incentive Plan. No discretionary grants were made to directors during fiscal 2001.

                             AUDIT COMMITTEE REPORT

     The J.D. Edwards & Company Audit Committee has (1) reviewed and discussed the audited consolidated financial statements with management, (2) discussed with PricewaterhouseCoopers LLP, its independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61, (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed the accountants' independence with the independent accountants, and (4) considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the accountants' independence. Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in J.D. Edwards' Annual Report on Form 10-K for the fiscal year ended October 31, 2001 and filed with the Securities and Exchange Commission.

     The Audit Committee is composed of the following three directors, all of whom are independent directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards:

        - Harry T. Lewis, Jr.

        - Delwin D. Hock

        - Gerald Harrison

     The Board has adopted an Amended and Restated Charter for the Audit Committee. The Amended and Restated Charter will be included as an exhibit to the proxy statement for the 2002 Annual Meeting of Stockholders.

     Respectfully submitted by the members of the Audit Committee of the Board of Directors

                                            Harry T. Lewis, Jr.
                                            Delwin D. Hock
                                            Gerald Harrison

      BENEFICIAL OWNERS' AND MANAGEMENT'S OWNERSHIP OF J.D. EDWARDS STOCK

     The following table shows, as of February 1, 2002, how many shares of J.D. Edwards common stock are owned by (1) each person or entity known to beneficially own more than 5% of the outstanding shares; (2) each of the officers named in the Summary Compensation Table; (3) each director; and (4) all directors and executive officers as a group. Each stockholder listed can be reached at J.D. Edwards' principal offices, unless otherwise noted.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                NO. OF SHARES
                                                             OPTIONS            OF RETIREMENT
                                                           EXERCISABLE           SAVINGS PLAN         PERCENT
                                SHARES BENEFICIALLY       WITHIN 60 DAYS      STOCK BENEFICIALLY    BENEFICIALLY
NAME                                 OWNED(1)                 (1)(2)                OWNED              OWNED
-----------------------------------------------------------------------------------------------------------------
 Richard E. Allen(3)                   337,871                313,236               42,639             *
-----------------------------------------------------------------------------------------------------------------
 John H. "Hank" Bonde                      500                 62,500                   --             *
-----------------------------------------------------------------------------------------------------------------
 Harry Debes                             1,000                     --                   --             *
-----------------------------------------------------------------------------------------------------------------
 Robert M. Dutkowsky                        --                309,375                   --             *
-----------------------------------------------------------------------------------------------------------------
 Gerald Harrison                        11,540                 53,811                   --             *
-----------------------------------------------------------------------------------------------------------------
 Delwin D. Hock                         15,240                 53,811                   --             *
-----------------------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.                    22,500                 67,811                   --             *
-----------------------------------------------------------------------------------------------------------------
 Michael J. Maples                      25,870                 37,764                   --             *
-----------------------------------------------------------------------------------------------------------------
 Richard Mathews                            --                 20,042                   --             *
-----------------------------------------------------------------------------------------------------------------
 C. Edward McVaney(4)                8,309,102                     --               66,249           7.0%
-----------------------------------------------------------------------------------------------------------------
 Trygve E. Myhren                       20,040                 43,811                   --             *
-----------------------------------------------------------------------------------------------------------------
 Robert C. Newman(5)                 7,717,854                     --               59,861           6.5%
-----------------------------------------------------------------------------------------------------------------
 Kylee A. Fernalld(6)                7,680,268                     --                   --           6.4%
-----------------------------------------------------------------------------------------------------------------
 Kevin E. McVaney(7)                 7,236,138                     --                   --           6.1%
-----------------------------------------------------------------------------------------------------------------
 All directors and executive
   officers as a group (17
   Persons including those
   Named above)                     16,503,862              1,212,656              200,239           15.0%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

---------------

  *  Less than 1% of the Company's common stock

 (1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 and the information is not necessarily indicative of beneficial ownership for any other purpose. Under this rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares which the individual has the right to acquire within 60 days after February 1, 2002 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power or shares voting and investment power with his or her spouse with respect to the shares shown as beneficially owned.

 (2) The amounts shown in this column represent shares of J.D. Edwards common stock that each person has the right to acquire as a result of the exercise of stock options within 60 days after February 1, 2002.

 (3) Includes 299,011 shares held by the Allen Family Trust, 21,660 shares held by the Allen Family Charitable Lead Trust, 3,200 shares held by the Allen Family Foundation, and 14,000 shares held of record by Mr. Allen's children.

 (4) Includes 4,440,882 shares held by the C. Edward McVaney Revocable Trust and 3,868,220 shares held of record by Mr. McVaney's wife in the Carole Louise McVaney Trust.

 (5) Includes 4,843,619 shares held by Newkop Investments L.L.P., a company affiliated with Mr. Newman, 101,766 shares held of record by Mr. Newman's wife in each of the Judith Newman Grantor Retained Annuity Trusts 1 and 2, and 101,766 shares held by Mr. Newman in each of the Robert Newman Grantor Retained Annuity Trusts 1 and 2.

 (6) As reflected on Ms. Fernalld's Form 13G filing for 2001.

 (7) As reflected on Mr. McVaney's Form 13G filing for 2001.

                         EXECUTIVE COMPENSATION REPORT

     The Compensation Committee of the Board has responsibility to review and report to the Board on compensation and personnel policies, programs and plans, including management development and succession plans, employee compensation and benefits, and administration of stock plans. The purpose of this report is to summarize the principles, specific program objectives, and other factors considered by the Committee in reaching its determinations regarding executive compensation.

EXECUTIVE COMPENSATION POLICIES

     The objectives of J.D. Edwards' executive compensation program are to:

        - Attract, retain, and motivate highly qualified executive talent
        - Reward executives based on J.D. Edwards' performance
        - Align the compensation and interests of executive officers with the long-term interests of J.D. Edwards' stockholders

     The Company's executive compensation program consists of base salary, cash bonuses, long-term incentives in the form of stock options, and the benefit programs generally available to all full-time employees.

     The Compensation Committee reviews the base salaries of executive officers annually. In its recommendation of base salary adjustments, the Committee considers individual performance and experience, relative scope of responsibility, and company performance, as well as the base salaries paid to executives in the competitive marketplace.

     J.D. Edwards amended the terms of its incentive compensation plan effective in the second quarter of fiscal 2001. Under the revised plan, participants were to receive bonus awards contingent upon the Company's attainment of certain earnings per share ("EPS") thresholds. The EPS thresholds were not met in fiscal 2001. Bonus awards for fiscal 2002 will be contingent upon the Company's achievement of specified revenue and operating income targets.

     Ownership of J.D. Edwards common stock is a key and fundamental element of executive compensation. Executive officers, as well as other employees, are eligible to receive grants under the J.D. Edwards 1997 Equity Incentive Plan. This plan permits the Board or the Compensation Committee to grant stock options to officers and employees on terms the Board or the Committee may determine. Options granted generally have a term of 8 years and vest 25% at the end of the first year and 1/48th each month thereafter until fully vested four years from the date of grant. Options to purchase a total of 5,197,922 shares were granted to employees in fiscal 2001.

     The J.D. Edwards 1997 Employee Stock Purchase Plans for U.S. and Non-U.S. Employees permit employees to acquire J.D. Edwards common stock through payroll deductions and promote broad-based equity participation throughout the company. The Committee believes that the stock plans align the interests of employees with the long-term interests of stockholders.

     J.D. Edwards maintains the J.D. Edwards & Company Retirement Savings Plan to provide retirement benefits to its employees. The 401(k) portion of the Retirement Savings Plan provides benefits through tax deferred salary deductions for its U.S. employees who meet certain eligibility requirements. J.D. Edwards generally matches 50% of an employee's eligible contributions up to a maximum match of 3% of eligible compensation. This match is discretionary. The profit sharing contribution portion of the Retirement Savings Plan is designed to invest primarily in J.D. Edwards common stock for the benefit of the U.S. employees. Company contributions are determined by the Board, in its discretion, and, if made, may be in the form of cash or J.D. Edwards common stock.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR FISCAL 2001

     C. Edward McVaney served as President and Chief Executive Officer during fiscal 2001. Mr. McVaney earned a base salary of $120,000 and no cash incentives. His base salary took into consideration the performance factors described above. Mr. McVaney did not participate in J.D. Edwards' bonus incentive compensation plan. Mr. McVaney received no option grants during fiscal 2001. Mr. McVaney resigned from his positions as President and Chief Executive Officer of the Company as of December 31, 2001. The Board of Directors has appointed Robert M. Dutkowsky to succeed Mr. McVaney as President and Chief Executive Officer.

     Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

                                            Trygve Myhren, Chairman
                                            Michael J. Maples

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     J.D. Edwards' Compensation Committee was formed to review and report to the Board on compensation and personnel policies, programs and plans, including management development and succession plans, employee compensation and benefits, and administration of stock plans. The Committee is currently composed of Mr. Myhren and Mr. Maples. No interlocking relationship exists between any member of the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the four most highly compensated executive officers who served in those capacities during fiscal 2001, or the Named Executive Officers, for services rendered to J.D. Edwards during the last three fiscal years. Robert M. Dutkowsky was appointed by the Board of Directors to the positions of President and Chief Executive Officer as of January 2, 2002, replacing C. Edward McVaney. Mr. Dutkowsky did not serve in those capacities during fiscal 2001. Information pertaining to Mr. Dutkowsky's Employment Agreement with the Company is provided on pages 17 and 18 of this proxy statement under the heading "Employment Contracts and Change in Control Arrangements."

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                      LONG-TERM
                                                                  OTHER ANNUAL      COMPENSATION        ALL OTHER
                                        ANNUAL COMPENSATION       COMPENSATION         AWARDS         COMPENSATION
                                                                                     SECURITIES
                                                                                     UNDERLYING
NAME AND PRINCIPAL POSITION   YEAR     BASE SALARY     BONUS                           OPTIONS
------------------------------------------------------------------------------------------------------------------------
 C. Edward McVaney            2001      $120,000            --            --                --                --
  President and Chief         2000       120,000            --            --                --                --
  Executive Officer           1999       120,000            --            --                --                --
------------------------------------------------------------------------------------------------------------------------
 Richard E. Allen             2001      $331,000      $ 24,450            --            84,800                --
  Executive Vice President    2000       297,815        57,289            --           250,000                --
  and Chief Financial         1999       277,088        60,000            --            45,000                --
  Officer
------------------------------------------------------------------------------------------------------------------------
 John H. "Hank" Bonde         2001      $371,212            --       $ 5,122           250,000                --
  Executive Vice President      --            --            --            --                --                --
  and Chief Operating           --            --            --            --                --                --
  Officer(1)
------------------------------------------------------------------------------------------------------------------------
 Harry Debes                  2001      $ 72,917      $131,250            --            80,000          $118,086(3)
  Senior Vice President,        --            --            --            --                --                --
  Americas Sales and            --            --            --            --                --                --
  Consulting Services(2)
------------------------------------------------------------------------------------------------------------------------
 Richard Mathews              2001      $226,949      $142,674       $67,600(6)         75,000                --
  Senior Vice President,      2000       287,532       186,938            --            43,050                --
  International Sales(4)(5)   1999       271,023       159,425            --                --                --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

---------------

(1) Mr. Bonde assumed the positions of Executive Vice President and Chief Operating Officer of the Company during fiscal 2001. Mr. Bonde received no compensation from the Company prior to that time.

(2) Mr. Debes assumed the position of Senior Vice President, Americas Sales and Consulting Services during fiscal 2001. Mr. Debes provided services to the Company on a consulting basis from May 20, 2001 through August 15, 2001. Mr. Debes was neither an employee nor a consultant to the Company and received no compensation from the Company prior to May 2001.

(3) Compensation paid to Mr. Debes from May 20, 2001 through August 15, 2001 for services provided to the Company on a consulting basis.

(4) Mr. Mathews acted as Commercial Director of J.D. Edwards New Zealand Limited, in which the Company then held a minority ownership position, from November 1, 1998 until its acquisition by the Company in February 2000. Mr. Mathews was appointed Vice President and Managing Director of J.D. Edwards Australia Pty Limited in March 2000, following the acquisition, and served in that capacity until May 2001, when he was appointed to his current position. Portions of Mr. Mathew's fiscal 2000 compensation and all of his fiscal 1999 compensation were paid to him as an employee by J.D. Edwards New Zealand Limited or J.D. Edwards Australia Pty Limited, as applicable.

(5) Mr. Mathews' base salary, bonus and other compensation for November 2000 through April 2001 were paid in New Zealand dollars, and Mr. Mathews' base salary, bonus and other compensation for May 2001 through October 2001 were paid in Great Britain pounds sterling. The amounts shown have been converted to U.S. dollars utilizing an average annualized exchange rate of U.S. $.4198 per 1 New Zealand dollar and U.S. $1.4431 per 1 Great Britain pound sterling. Mr. Mathews' salary and bonus compensation for fiscal 2000 and 1999 were paid in Australian dollars, and the amounts shown have been converted to U.S. dollars utilizing an average annualized exchange rate of U.S. $.5941 and $.6377, respectively, per 1 Australian dollar.

(6) Includes $45,457 paid to Mr. Mathews as a housing allowance, $16,235 paid to Mr. Mathews as a car allowance, and $5,908 paid on Mr. Mathews' behalf as benefit plan expenses.

OPTION GRANTS IN THE LAST FISCAL YEAR

     The following table sets forth, as to the Named Executive Officers, information concerning stock options granted during fiscal 2001. Mr. Dutkowsky was appointed to the positions of President and Chief Executive officer as of January 2, 2002, during fiscal 2002, replacing C. Edward McVaney. Mr. Dutkowsky was neither an employee nor a consultant of J.D. Edwards during fiscal 2001. Mr. Dutkowsky was awarded stock options to purchase a total of 1,600,000 shares of J.D. Edwards common stock in fiscal 2002 in connection with an Employment Agreement, effective as of January 2, 2002, between himself and the Company. Information pertaining to Mr. Dutkowsky's stock option grants is contained in the discussion of his Employment Agreement provided on pages 17 and 18 of this proxy statement under the heading "Employment Contracts and Change in Control Arrangements."

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                       POTENTIAL REALIZABLE VALUE AT
                                                                                          ASSUMED ANNUAL RATES OF
                                                                                       STOCK PRICE APPRECIATION FOR
                                              INDIVIDUAL GRANTS                               OPTION TERM(4)
                         -----------------------------------------------------------------------------------------------
                            NO. OF        PERCENT OF
                          SECURITIES     TOTAL OPTIONS
                          UNDERLYING      GRANTED TO       EXERCISE
                           OPTIONS       EMPLOYEES IN      PRICE PER     EXPIRATION
         NAME             GRANTED(1)    FISCAL YEAR(2)       SHARE        DATE(3)           5%              10%
------------------------------------------------------------------------------------------------------------------------
 C. Edward McVaney              --              --               --             --              --              --
------------------------------------------------------------------------------------------------------------------------
 Richard E. Allen           84,800           1.63%         $  12.63       05/21/09      $  511,366      $1,224,811
------------------------------------------------------------------------------------------------------------------------
 John H. "Hank"
  Bonde(5)                 250,000           4.81%         $11.9375       02/07/09      $1,424,906      $3,412,898
------------------------------------------------------------------------------------------------------------------------
 Harry Debes                80,000           1.54%         $  11.00       05/13/09      $  420,161      $1,006,358
------------------------------------------------------------------------------------------------------------------------
 Richard Mathews            75,000           1.44%         $   7.94       04/30/09      $  284,325      $  681,007
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

---------------

(1) The options in this table are nonqualified stock options granted under the J.D. Edwards 1997 Equity Incentive Plan and have exercise prices equal to the fair market value of J.D. Edwards common stock on the date of grant. Except as otherwise noted, all options have 8-year terms and vest 25% on the first anniversary date of the grant and 1/48th each month thereafter.

(2) J.D. Edwards granted options to purchase 5,197,922 shares of common stock to employees in fiscal 2001.

(3) The options in this table may terminate before their expiration as a result of the termination of the optionee's status as an employee or upon the optionee's disability or death.

(4) Under rules promulgated by the SEC, the amounts in these two columns represent the hypothetical gain or option spread that would exist for the options in this table based on an assumed stock price appreciation from the date of grant until the end of the options' eight-year term at assumed annual rates of 5% and 10%. The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent J.D. Edwards' estimate or projection of future stock price growth. There can be no assurance that the actual stock price appreciation over the 8-year option term will be at the assumed 5% and 10% annual rates of compounded stock appreciation or at any other defined rate.

(5) Mr. Bonde's options vest 25% on each of the first, second, third and fourth anniversaries of the grant.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

     The following table sets forth, as to the Named Executive Officers, certain stock option information concerning the number of shares subject to both exercisable and unexercisable stock options and the value of the options as of October 31, 2001. Mr. Dutkowsky was appointed to the positions of President and Chief Executive officer as of January 2, 2002, during fiscal 2002, replacing C. Edward McVaney. Mr. Dutkowsky was neither an employee nor a consultant of J.D. Edwards during fiscal 2001. Mr. Dutkowsky was awarded stock options to purchase a total of 1,600,000 shares of J.D. Edwards common stock in fiscal 2002 in connection with an Employment Agreement, effective as of January 2, 2002, between himself and the Company. Information pertaining to Mr. Dutkowsky's stock option grants is contained in the discussion of his Employment Agreement provided on pages 17 and 18 of this proxy statement under the heading "Employment Contracts and Change in Control Arrangements."

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                          SHARES                        UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                         ACQUIRED        VALUE        OPTIONS AT FISCAL YEAR END         AT FISCAL YEAR END($)(1)
        NAME            ON EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------
 C. Edward McVaney           --             --              --               --               --              --
---------------------------------------------------------------------------------------------------------------------
 Richard E. Allen             0          $   0         299,303          343,318         $583,908           $   0
---------------------------------------------------------------------------------------------------------------------
 John H. "Hank" Bonde         0              0               0          250,000                0               0
---------------------------------------------------------------------------------------------------------------------
 Harry Debes                  0              0               0           80,000                0               0
---------------------------------------------------------------------------------------------------------------------
 Richard Mathews              0              0          15,558          102,492                0               0
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------

(1) Based on the fair market value of J.D. Edwards common stock at fiscal year end less the exercise price payable for the shares.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     J.D. Edwards entered into an Employment Agreement with Richard E. Allen ("Mr. Allen"), effective as of May 1, 2000 and continuing for an initial term of two years through May 1, 2002. Under the terms of his Agreement, Mr. Allen will serve as Executive Vice President, Finance and Administration and Chief Financial Officer for an initial period of two years. Mr. Allen will receive an annual base salary of $326,000, as well as certain bonus compensation, contingent upon his continued and satisfactory performance of the duties specified in his Agreement. In addition, Mr. Allen was awarded stock options to purchase 225,000 shares of J.D. Edwards common stock, which will vest one hundred percent (100%) on May 1, 2002, or earlier if Mr. Allen is terminated for reasons other than cause, performance or disability, as defined in his Agreement. If Mr. Allen's employment is terminated for reasons of performance or disability after May 1, 2001, his options will vest twenty-five percent (25%) as of May 1, 2001, and 1/16th per month thereafter until the date of termination of employment, at which time all unvested options will be cancelled. His options will be immediately cancelled if he resigns or is terminated for cause any time prior to May 1, 2002. Mr. Allen is entitled to certain severance payments in the event of his termination of employment for reasons other than for cause. His Agreement will automatically renew for successive one-year periods thereafter unless either J.D. Edwards or Mr. Allen provides the other with written notice of intent not to renew no later than 30 days prior to the end of any period. Salary and bonus compensation, as well as subsequent option grants, if any, for renewal periods will be established by a written addendum to Mr. Allen's Employment Agreement to be approved by the Compensation Committee of the Board.

     J.D. Edwards entered into an Employment Agreement with Harry Debes ("Mr. Debes"), dated May 4, 2001 but effective as of August 16, 2001. Under the terms of his Agreement, Mr. Debes will serve as Senior Vice President, Americas Sales and Consulting Services for a period of at least one year, beginning May 1,

2001. Mr. Debes will receive an annual base salary of $350,000, along with certain bonus compensation of up to seventy-five percent (75%) of his base salary based upon achievement of certain objectives determined and approved by the Compensation Committee of the Board. In addition, under the terms of his Agreement, Mr. Debes received a guaranteed bonus for fiscal 2001 of $131,250. Mr. Debes was awarded stock options to purchase 80,000 shares of J.D. Edwards common stock on May 14, 2001, at an exercise price of $11.00. In addition, Mr. Debes is entitled to receive a grant of 50,000 stock options, to be granted at fair market value, on the first day on which the price of J.D. Edwards common stock is at or above $24.00, as well as a grant of 50,000 stock options, to be granted at fair market value, on the first day on which the stock price is at or above $36.00. Mr. Debes is eligible to participate in all employee benefits provided by the Company. In the event Mr. Debes' employment is terminated by the Company for performance or disability, as defined in his Agreement, Mr. Debes will be entitled to receive severance pay in the amount of his then current twelve months base salary, conditioned upon Mr. Debes entering into a Separation Agreement with the Company in the form appended to his Employment Agreement. Should Mr. Debes voluntarily resign or be terminated for cause, as defined in his Employment Agreement, he will not be entitled to any severance pay.

     J.D. Edwards entered into an Employment Agreement with Robert M. Dutkowsky ("Mr. Dutkowsky"), dated and effective as of January 2, 2002. Under the terms of his Agreement, Mr. Dutkowsky has agreed to serve as the President and Chief Executive Officer of the Company for a period of not less than two years, beginning on January 2, 2002. Mr. Dutkowsky was appointed to the Board of Directors as of January 2, 2002, and will be appointed Chairman of the Board at the Annual Meeting on March 26, 2002. Mr. Dutkowsky will receive an annual base salary of $650,000, as well as certain bonus compensation, contingent upon Mr. Dutkowsky's continued employment with the Company and achievement of certain objectives determined and approved by the Compensation Committee of the Board. In addition, Mr. Dutkowsky will receive guaranteed bonus payments of $162,500 on each of March 31, June 30, September 30, and December 31, 2002, provided he remains an employee of the Company on such dates. In the event of Mr. Dutkowsky's death or disability, as defined in the Employment Agreement, or in the event he is terminated without cause, also as defined in his Agreement, Mr. Dutkowsky will receive certain guaranteed bonus payments. Mr. Dutkowsky was awarded stock options to purchase 1,100,000 shares of J.D. Edwards common stock on January 2, 2002, which vest as follows: (a) 275,000 on January 2, 2002; and
(b) 17,187.5 on the last day of each month, beginning in February 2002. Mr. Dutkowsky was also awarded additional stock options to purchase 500,000 shares of J.D. Edwards common stock on January 2, 2002, which vest in full on the fifth anniversary of the effective date of the Agreement, or will vest earlier as follows: (a) 250,000 on the date on which the average fair market value of J.D. Edwards common stock, as defined in the Agreement, over any sixty consecutive trading days has reached (or exceeded) two times the per share exercise price of the stock options; and (b) 250,000 on the date on which the average fair market value over any sixty consecutive trading days has reached (or exceeded) three times the per share exercise price of the stock options. The exercise price of all of the above stock options is $15.90. In addition, Mr. Dutkowsky was granted a right to purchase 100,000 shares of restricted common stock of the Company at a price of $.01 per share. Mr. Dutkowsky's restricted stock purchase right vests as to 50,000 shares on January 2, 2003 and 50,000 on January 2, 2004, and is contingent upon his continued employment with the Company. If Mr. Dutkowsky voluntarily resigns from employment with the Company or is terminated for cause at any time during the initial employment term, his stock options will be cancelled as of the date of his resignation or termination and Mr. Dutkowsky will have the right to exercise only those options which are vested as of the date of his resignation or termination. If Mr. Dutkowsky's employment is terminated by the Company without cause or because of Mr. Dutkowsky's death or disability, all of his vested stock options and restricted stock, as well as any stock options or restricted stock that are due to vest within one year after such termination of employment, will be accelerated and vest on the date of termination. In addition, if any of the share price goals of the options are attained within sixty days after such termination of employment, then the applicable options will vest on the date the goals are attained. Finally, if Mr. Dutkowsky's employment is terminated without cause in connection with a change in control, as defined in his Agreement, all of Mr. Dutkowsky's unvested stock options and restricted stock will fully vest on the date of termination of his employment. Mr. Dutkowsky will have a period of six months following his termination of employment within which to exercise his vested stock options. Mr. Dutkowsky may participate in all employee benefits provided by the Company. Mr. Dutkowsky will be entitled to receive severance pay in an amount equal to two years of his then current base salary and two years of his target bonus, as defined in his Agreement, in the event his employment is terminated without cause, contingent upon his entering into a Separation Agreement in the form appended to his Employment Agreement.

     J.D. Edwards entered into an Employment Agreement with Richard Mathews ("Mr. Mathews"), dated July 10, 2001 but effective as of May 1, 2001. Under the terms of his Agreement, Mr. Mathews will serve as Senior Vice President, International Sales for a period of three years, beginning May 1, 2001. Mr. Mathews will receive an annual base salary of 180,000 pounds sterling and will be entitled to earn certain bonus compensation, including a 75% performance related bonus and a fiscal 2001 bonus of 10,000 pounds sterling based on target revenue achievement. Mr. Mathews was awarded stock options to purchase 75,000 shares of J.D. Edwards common stock on May 1, 2001, at an exercise price of $7.94. Mr. Mathews is eligible to participate in all employee benefits provided by the Company. In the event the Company terminates Mr. Mathews' employment without cause, Mr. Mathews will continue to be paid his base salary for twelve months from the date of termination of his employment and the Company will pay for Mr. Mathews to relocate back to New Zealand. If Mr. Mathews is terminated for cause or for gross misconduct, as defined in the current employee handbook, his salary compensation will cease immediately and he will not be entitled to any further incentive payments.

     J.D. Edwards maintains a Management Change in Control Plan in which the executive officers participate. The Company's Management Change in Control Plan provides for severance payments to be made to participants under circumstances which, following a change in control of J.D. Edwards, as defined in the Plan, are deemed to be an involuntary termination of such participant's employment with J.D. Edwards. The severance payments are determined based upon a formula that takes into account each participant's annual compensation at the time of involuntary termination and the average bonus received by a participant over the preceding three years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     J.D. Edwards did not enter into any transactions nor did any business relationships exist during the last fiscal year that require disclosure under this section. Any future transactions between the Company and any director or executive officer will be subject to approval by a majority of the disinterested members of the Board.

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires J.D. Edwards' directors, executive officers, and holders of more than 10% of J.D. Edwards common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of J.D. Edwards. Except as described below, based solely upon a review of reports submitted and representations made to J.D. Edwards, we believe that, during fiscal 2001, our executive officers, directors and 10% stockholders complied with all applicable Section 16(a) Form 3 or Form 4 filing requirements except that Messrs. Debes, Mathews, and McVaney each filed one late report detailing initial ownership or reporting acquisitions or dispositions.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return to stockholders on J.D. Edwards common stock with the cumulative total return of the S&P 500 Index and the Morgan Stanley Technology Index. The graph assumes that $100 was invested on September 23, 1997 (the day of J.D. Edwards' initial public offering) in J.D. Edwards common stock, the S&P 500 Index, and the Morgan Stanley Technology Index, including reinvestment of dividends. No dividends have been declared or paid on J.D. Edwards common stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                COMPARISON OF 49 MONTH CUMULATIVE TOTAL RETURN*
                AMONG J.D. EDWARDS & COMPANY, THE S&P 500 INDEX
                    AND THE MORGAN STANLEY TECHNOLOGY INDEX

                              (PERFORMANCE GRAPH)

                                           9/24/97    10/97     10/98     10/99     10/00     10/01
                                           -------   -------   -------   -------   -------   -------
 J.D. Edwards & Company                     100.0     97.19     93.61     68.42     73.96     20.27
 S&P 500                                    100.0     101.9     124.3     156.3     165.8     124.5
 Morgan Stanley Technology                  100.0     91.24     129.1     235.4     261.7     127.4

* $100 invested on 9/24/97 in stock or on 8/31/97 in index -- including reinvestment of dividends. Fiscal year ending October 31.

                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than what has been described above. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on these matters.

                                            THE BOARD OF DIRECTORS

Denver, Colorado
February 19, 2002

                                                                       EXHIBIT A

                          AMENDED AND RESTATED CHARTER
                            FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                           OF J.D. EDWARDS & COMPANY

I. PURPOSE:

     The Audit Committee will make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of J.D. Edwards & Company and its subsidiaries (the "Company"), to provide to the Board of Directors the results of its examinations and recommendations, to monitor and outline to the Board improvements made, or to be made, in internal accounting, finance, legal compliance, and ethics controls, to select independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

     In addition, the Audit Committee has the authority to undertake the specific duties and responsibilities listed below, and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

II. MEMBERSHIP:

     The Audit Committee shall consist of at least two (2) members of the Board, all of whom shall be independent directors as defined in NASD listing standards and in accordance with the rules of the Nasdaq Stock Market Inc.'s Nasdaq National Market standards set forth in the SEC's Blue Ribbon Committee Report on Improving the Effectiveness of Corporate Audit Committees. The members of the Audit Committee shall be appointed by and shall serve at the discretion of the Board of Directors.

III. RESPONSIBILITIES:

     The Audit Committee has the authority to undertake the following duties and responsibilities:

          A. Documents/Reports Review

             1. Review before release the unaudited quarterly operating results in the Company's quarterly earnings release and discuss with the independent auditors the quarterly review prior to filing the Form 10-Q;

             2. Review and discuss with management before release the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

             3. Review the reports prepared by Internal Audit and management's responses to those reports; and

             4. Review this Audit Committee Charter annually, and modify it as necessary.

          B. Independent Accountants

             1. Review and recommend the selection and retention of the independent auditors to the Board of Directors;

             2. Review the performance of the independent auditors;

             3. Review fee arrangements with the independent auditors;

             4. Provide a forum for the independent auditors to meet in closed session with the Audit Committee;

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             5. Review any dispute between management and the independent auditors and recommend action to the Board of Directors;

             6. Receive from and review the independent auditors quarterly written disclosures and the letter required by the Independence Standards Board Standard No. 1 delineating all relationships between the auditor and the company and their potential impact on independence, as may be modified or supplemented, and discuss with the independent auditors their independence;

             7. Review and discuss with the independent auditors and management on a quarterly basis, the compatibility of non-audit services with maintaining the auditor's independence;

             8. Prior to the annual independent audit, review with the independent auditors and management the auditors' proposed audit scope and approach and areas of audit emphasis; and

             9. Discuss with the independent auditors the matters required to be discussed by SAS No. 61.

          C. Internal Auditors

             1. Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit; and

             2. Review on a continuing basis, the activities, organizational structure, and qualifications of the Internal Audit function.

          D. Financial Organization

             1. Review with senior management and the independent auditors the Company's accounting and financial personnel resources.

          E. Internal Controls and Process Improvement

             1. Review on a continuing basis the adequacy of the Company's system of internal controls, policies, and procedures;

             2. Conduct a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors and their judgment about the quality of the Company's accounting principles, the form and content of the Company's financial statements and disclosures, and the required communications from the independent auditors under generally accepted auditing standards and SEC regulations; and

             3. Provide oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and long-term investments.

          F. Ethics and Legal Compliance

             1. Review management's monitoring of compliance with the Company's Business Ethics and Conduct Policy and with the Foreign Corrupt Practices Act; and

             2. Review with the General Counsel any legal matter that could have a significant impact on the Company's financial statements.

          G. Reporting

             1. Include in the proxy statement an Audit Committee report stating that the Committee:

                a. has reviewed and discussed the audited consolidated financial statements with management;

                b. has discussed with the independent auditors the matters required to be discussed by SAS No. 61;

                                       A-2
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                c. has received from the auditors disclosures regarding the auditors' independence required by ISB No. 1 and discussed with the auditors the auditors' independence;

                d. based upon the review and discussions with management and the independent auditors, including the independent auditors' disclosure regarding independence, recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K;

                e. has a written charter adopted by the Board of Directors and included a copy in the proxy statement at least every three years; and

                f. is comprised of members who are "independent".

             2. Include in the proxy statement disclosure that the Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence;

          H. Other

             1. Reviewing related party transactions for potential conflicts of interest;

             2. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

             3. Coordinating with other committees to ensure responsibilities are being allocated appropriately pursuant to the committees' respective charters; and

             4. Undertaking such other oversight duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examination and recommendations.

IV. MEETINGS:

     The Audit Committee will meet at least four times each year. Each meeting will include a separate executive session with the Company's independent auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company quarterly or at such other time as it deems appropriate.

     The Audit Committee is authorized, by majority vote, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action.

V. REPORTS:

     The Audit Committee may report or record its summaries of recommendations to the Board in written or oral form. The Audit Committee recommendations will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

VI. MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

VII. OTHER:

     The Audit Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee,

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        (i) at the expense of the Company and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

        (ii) to request from and/or rely upon advice on aspects of operations or financial condition of the Company from the Chief Executive Officer, the Chief Financial Officer, and from the independent auditors.

     The officers of the Company are requested to cooperate with the Audit Committee and to render assistance to it as it shall request in carrying out its functions.

Approved By:

                                                 /s/ HARRY T. LEWIS, JR.
                                            ------------------------------------

February 28, 2001

                                                   /s/ DELWIN D. HOCK
                                            ------------------------------------

February 28, 2001

                                                   /s/ GERALD HARRISON
                                            ------------------------------------

February 28, 2001

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            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF J.D. EDWARDS & COMPANY
            FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 26, 2002

     By signing on the reverse side, you acknowledge receipt of the Notice of Annual Meeting of Stockholders of J.D. Edwards & Company and the accompanying proxy statement, each dated February 19, 2002, and appoint Richard G. Snow, Jr. and Richard E. Allen, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent you at the Annual Meeting, to be held Tuesday, March 26, 2002 at 10:00 a.m., local time, at J.D. Edwards & Company's World Headquarters at One Technology Way, Denver, Colorado and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by you on February 1, 2002, as specified upon the proposals listed on the reverse side.

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED PROPOSALS AND AS DEEMED ADVISABLE BY THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSALS.

                             J.D. EDWARDS & COMPANY

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.      [X]

                                                                            WITHHOLD
                                                                           AUTHORITY
                                                         FOR ALL          TO VOTE FOR             FOR ALL NOMINEES, EXCEPT
                                                         NOMINEES         ALL NOMINEES      VOTE WITHHELD FOR THOSE NAMED BELOW:
1.  Election of Class II Directors                         [ ]                [ ]                          [  ]
    Nominees: 01 Richard E. Allen
              02 Robert C. Newman


                                                                                            --------------------------------
                                                                                            Nominee Exceptions

2.  Ratification of the appointment of
    PricewaterhouseCoopers LLP as independent              FOR              AGAINST              ABSTAIN
    accountants of J.D. Edwards for the year               [ ]                [ ]                 [  ]
    ending October 31, 2002.

                                                                               Please sign exactly as your name appears
                                                                               on this form. If your shares are
                                                                               registered in more than one name,
                                                                               whether as joint tenants, as community
                                                                               property, or otherwise, each of you
                                                                               should sign. When signing as attorney,
                                                                               executor, administrator, trustee,
                                                                               guardian, or in another fiduciary
                                                                               capacity, please give your full title.
                                                                               If a corporation, the president or
                                                                               another authorized officer should sign
                                                                               and indicate the full corporation name.
                                                                               If a partnership, a general partner or
                                                                               an authorized representative thereof
                                                                               should sign and indicate his or her
                                                                               title and the full partnership name.


                                                                               ------------------------------------------
                                                                               Signature                     Date

                                                                               ------------------------------------------
                                                                               Signature                     Date

--------------------------------------------------------------------------------------------------------------------------

                            * FOLD AND DETACH HERE *

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE.